UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2019

Viavi Solutions Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 America Center Drive, 6th Floor, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

(408) 404-3600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value of $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of the Board of Directors to Nine Members and Appointment of Glenda Dorchak

Effective November 20, 2019, the Board of Directors (the “Board”) of Viavi Solutions Inc. (the “Company” or “VIAVI”), in accordance with Article III of the Company’s Bylaws, fixed by resolution the number of directors of the Board at nine (9) members and, in connection with the newly created vacancy, appointed Glenda Dorchak as an independent director of the Company. Following her appointment, Ms. Dorchak will serve until the 2020 annual meeting of VIAVI stockholders (the “2020 Meeting”) or until her earlier resignation or removal.

Ms. Dorchak is an independent technology business consultant. Currently, Ms. Dorchak serves as a member of the boards of directors of semiconductor company Mellanox Technologies, Ltd., ANSYS, Inc. and GlobalFoundries. Ms. Dorchak is also an Operating Advisor to OMERS Private Equity, a private equity investment fund for a Canadian pension plan. From April 2012 to June 2013, Ms. Dorchak served as EVP and General Manager, Global Business at Spansion Inc., a semiconductor company subsequently acquired by Cypress Semiconductor Corp. Ms. Dorchak’s earlier professional experience includes executive roles at Intel Corporation, including Vice President and Chief Operating Officer for Intel Communications Group, and management and executive roles with IBM Corporation.

Ms. Dorchak will be entitled to the Company's standard director compensation as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the United States Securities and Exchange Commission on October 2, 2019, (the “2019 Proxy Statement”). Such description is incorporated by reference herein.

The Company and Ms. Dorchak have entered into the Company’s standard form of director indemnification agreement (the “Indemnification Agreement”), providing for the Company to indemnify Ms. Dorchak as a director of the Company for certain potential risks as specified in the Indemnification Agreement. A copy of the Company’s form of Indemnification Agreement is attached as Exhibit 10.9 to the Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on April 20, 2015 and is incorporated by reference herein.

Ms. Dorchak does not have any reportable transactions under Item 404(a) of Regulation S-K.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.
By: /s/ Kevin Siebert
Kevin Siebert
Senior Vice President, General Counsel and Secretary

November 22, 2019